                                                                   EXHIBIT 10.12


                        2BRIDGE SUBSCRIPTION AGREEMENT
                                   NON-HOSTED


    This Subscription Agreement (the "Agreement") is made and entered into as of ____________, 1999 ("Effective Date") by and between 2Bridge, a California corporation with a place of business at 221 Main Street, Suite 800, San Francisco, California 94105 ("2Bridge") and _________________________
("Subscriber"), a ____________________corporation with a place of business at
____________________________________________________________.

    2Bridge offers certain computer programs owned or licensed by 2Bridge to subscribers under the terms and conditions set forth in this Agreement. This Agreement consists of this "Cover Sheet," the "Standard Terms and Conditions," and the attached Schedule A ("2Bridge Order Form"). In addition, 2Bridge's standard shrinkwrap or download license agreement ("Shrinkwrap Agreement") accompanies 2Bridge's 2Share Server software. To the extent that there is any inconsistency between this Agreement and the Shrinkwrap Agreement, the terms of this Agreement shall prevail.

    Subscriber agrees to pay the nonrefundable subscription and related fees to 2Bridge for the Software (as defined in the Agreement) in accordance with the Standard Terms and Conditions as outlined in the 2Bridge Order Form.



    IN WITNESS WHEREOF, the parties' duly authorized representatives have executed this Agreement as of the Effective Date written above.



2BRIDGE:                                SUBSCRIBER:


By:                                     By:
   --------------------------------        --------------------------------

Name:                                   Name:
     ------------------------------          ------------------------------

Title:                                  Title:
      -----------------------------           -----------------------------

Date:                                   Date:
     ------------------------------          ------------------------------

                         2BRIDGE SUBSCRIPTION AGREEMENT
                         STANDARD TERMS AND CONDITIONS


1.  Definitions.

       1.1 "Documentation" means the user manuals and operator instructions issued by 2Bridge in conjunction with the Software.

       1.2 "Software" means the software specified on Schedule A or a 2Bridge Order Form executed by the parties.

2.  Grant of License.

       2.1 In consideration of Subscriber's payment of the applicable license fees, 2Bridge grants Subscriber a non-transferable, non-exclusive license to:
(a) install the Software on a single computer or internal network server; (b) permit up to the number of employees set forth on Exhibit A hereto ("Authorized Users") to use the Software, including without limitation, the right for each Authorized User to access the Software; (c) permit an unlimited number of internal users to view information through the 2Share Viewer, including without limitation, employees or contractors under Non-disclosure Agreements with Subscriber; and (d) make one copy of the Software for archival purposes only, provided that any such copy must contain all of the original Software's proprietary notices. Subscriber may add additional software or add or substitute Authorized Users upon execution of a 2Bridge Order Form and payment of all applicable fees.

       2.2 Subscriber may not: (a) provide, disclose, divulge or make available to, or permit use of the Software by any third party or any users beyond the allowed maximum number of Authorized Users except under the terms of this Agreement, (b) modify, translate or create derivative works based on the Software, (c) sell, rent, lease, timeshare, encumber, license, sublicense, transfer or assign the Software, (d) attempt to decompile, disassemble or reverse engineer the Software in whole or in part, or otherwise attempt to derive the source code of the Software or take any other action in derogation of 2Bridge's intellectual property rights (except to the extent such restriction is expressly prohibited by law), (e) use the Software to provide processing services to third parties, (f) use the Software on a "service bureau" basis, or otherwise permit any use of the Software that provides the benefit of the Software's functionality to third parties, or (g) remove any proprietary notices or labels on the Software.

       2.3 Subscriber acknowledges that 2Bridge or its licensors retain all title, copyright and other proprietary rights in and to the Software and that Subscriber will obtain only such rights to use the Software as are expressly provided herein.

3.  Administration of License.

       3.1  License Administrator.  Subscriber will appoint and identify to
            ---------------------
2Bridge an individual who will administer Subscriber's obligations hereunder and respond to all inquiries by 2Bridge in connection with Subscriber's performance hereunder ("License Administrator"). The License Administrator shall be responsible for maintaining a current and updated list of all User names and locations, as well as all installed server copies of the Software, and shall provide a copy of that list to 2Bridge upon request.

       3.2  Scope of "Authorized User".  Copies of the Software may only be used
            --------------------------
by Subscriber and its branches, subsidiaries, and companies under common control in existence as of the date of this Agreement. Upon request by Subscriber and written approval by 2Bridge, Subscriber may add or remove branches, subsidiaries, or companies under common control to the list of Authorized User entities. 2Bridge may cause to be excluded from the scope of such user entities any entity or location for which 2Bridge reasonably determines that Subscriber has failed to adequately administer the terms of this Agreement.

       3.3  Audit and Inspection Rights.  In order to enable 2Bridge to confirm
            ---------------------------
the accuracy of information and protect its intellectual property rights hereunder, Subscriber agrees: (i) to run the standard usage reports generated by the Software, the 2Share Server Reports, upon 2Bridge's request; and (ii) to allow 2Bridge's certified public accountants to audit and analyze the records of Software use and location or other records of Subscriber to confirm the number of copies of the Software used and installed at any Authorized User entity's location. Any such audit shall be permitted by such user entity upon receipt of reasonable notice, during normal business hours, at a time mutually agreed by 2Bridge and such user entity. The cost of such an audit will be borne by 2Bridge. Audits shall be made no more frequently than semi-annually and will not interfere unreasonably with the Authorized User entity's business activities.

4.  Subscriber Support.

       4.1  Subscriber Support.  Subscriber shall be entitled to support
            ------------------
services ("Support Services"). Such Support Services include efforts to: (i) answer Subscriber's questions communicated to 2Bridge through a designated Subscriber technical liaison regarding the proper utilization of the Software,
(ii) identify defective source code, (iii) update the Software with versions to correct any material program errors or to provide minor functional enhancements that are made available by 2Bridge to subscribers at no additional charge ("Updates").

       4.2  Support Policies.  2Bridge shall have no obligation to provide
            ----------------
Support Services until it has received the monthly fees due for the then-existing Term. Subscriber acknowledges that all reported errors may not be corrected, and 2Bridge shall have no obligation to correct any errors which 2Bridge is unable to reproduce or which are caused by: (i) Subscriber's hardware or network equipment, (ii) use of the Software for other than the specific purpose for which the Software is designed, (iii) accident, transportation, neglect, misuse, modification or enhancement of the Software, or (iv) any alterations of or additions to the Software performed by parties other than 2Bridge. All restrictions and limitations relating to the Software apply to Updates. 2Bridge reserves the right to impose additional fees for any releases which 2Bridge designates as new products.

5.  Warranty and Indemnity.

       5.1  Limited Warranty.  2Bridge warrants for Subscriber's sole benefit
            ----------------
for a period of 90 days from the date of delivery of the Software to Subscriber (the "Warranty Period"): (a) that the media on which the Software was delivered, if provided by 2Bridge, will be free from defects in material and workmanship;
(b) that the Software will function substantially in accordance with the specifications in the applicable Documentation in effect when the Software is delivered; (c) that the Software Documentation shall be accurate in all material respects; and (d) the Software shall be free of any willfully introduced computer virus or any other similarly harmful, malicious or hidden program or data including without limitation, any hardware or software device or code which shall prevent any Authorized User from accessing or using the Software or any portion thereof.

       5.2  Limited Remedy.  In the event of a material breach of the foregoing
            --------------
warranty, 2Bridge shall use reasonable commercial efforts pursuant to its provision of Support Services to promptly provide an Update to the 2Bridge Software to render it compliant with the foregoing warranty, or refund the monthly fee allocable to the non-conforming Software for the month(s) in which such Software was non-conforming following notification by Subscriber. THE FOREGOING CONSTITUTES SUBSCRIBER'S SOLE AND EXCLUSIVE REMEDY FOR BREACH BY 2BRIDGE OF WARRANTY UNDER THIS AGREEMENT.

       5.3  Infringement Indemnity. 2Bridge shall defend Subscriber against any
            ----------------------
third-party claim based upon an allegation that the Software infringes a United States copyright, trademark, or trade secret, but only if 2Bridge is notified promptly in writing of such claim and is given sole control of the defense of such claim and of all related settlement negotiations relating thereto. At its option, 2Bridge may terminate this Agreement upon written notice to Subscriber and release the Subscriber of its remaining contract obligations. NOTWITHSTANDING THE FOREGOING, 2BRIDGE SHALL NOT BE LIABLE FOR ANY CLAIM ARISING FROM OR BASED UPON ANY ALTERATION OR MODIFICATION OF THE SOFTWARE. THE FOREGOING STATES 2BRIDGE'S ENTIRE LIABILITY AND SUBSCRIBER'S SOLE REMEDY IN CONNECTION WITH ANY INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS ARISING OUT OF OR RELATED TO THE 2BRIDGE SERVICE.

       5.4  Disclaimer. EXCEPT AS EXPRESSLY SET FORTH ABOVE, 2BRIDGE EXPRESSLY
            ----------
DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AND NONINFRINGEMENT, AND THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION. IF APPLICABLE LAW IMPLIES ANY WARRANTIES OR CONDITIONS WITH RESPECT TO THE SOFTWARE, ALL SUCH WARRANTIES OR CONDITIONS ARE LIMITED IN DURATION TO THIRTY (30) DAYS FROM THE DATE OF USER'S FIRST INSTALLATION OF THE SOFTWARE. WITHOUT LIMITING THE FOREGOING, 2BRIDGE DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL MEET SUBSCRIBER'S

REQUIREMENTS, OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT DEFECTS IN THE SOFTWARE WILL BE CORRECTED.

6. Limitation of Liability. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT (INCLUDING NEGLIGENCE), CONTRACT, OR OTHERWISE, SHALL 2BRIDGE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS OR LOST DATA, BUSINESS INTERRUPTION, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES OCCASIONED BY THE USE OF THE SOFTWARE. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IN NO EVENT WILL 2BRIDGE'S AGGREGATE LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT EXCEED THE TOTAL PAYMENTS MADE BY SUBSCRIBER HEREUNDER, EVEN IF 2BRIDGE SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.  Fees and Payment Terms.

       7.1  Invoicing and Payment.  Invoices for payment of all subscription and
            ---------------------
other fees shall be payable as detailed on Schedule A or the applicable 2Bridge Order Form. All fees shall be deemed overdue if they remain unpaid 30 days after they become payable. All subscription fees and other fees payable hereunder are non-refundable. All overdue amounts shall bear interest at the rate of one and one-half percent (1-1/2%) per month or the maximum legal rate, if less, however, nothing herein shall limit 2Bridge's right to terminate this Agreement under
Section 8.2 below. Subscriber shall reimburse 2Bridge for all reasonable costs incurred (including reasonable attorneys' fees) in collecting past due amounts.

       7.2  Taxes. The fees listed in this Agreement do not include taxes.  The
            -----
Subscriber shall pay or reimburse 2Bridge for all sales, use, excise, personal property, value-added, or other federal, state or local taxes, duties, or any similar assessments based on the rights granted or the services provided under this Agreement or on the Subscriber's use of the Software; however, the Subscriber shall have no responsibility for 2Bridge's income or franchise taxes.

       7.3  Shipment. All shipments of Software shall be F.O.B. 2Bridge's
            --------
facility or an authorized reseller's facility and uninsured, unless Subscriber requests in writing that 2Bridge obtains insurance on Subscriber's behalf and agrees to pay the additional charge for such insurance. 2Bridge will use reasonable efforts to ship on or before estimated shipping dates. Shipping dates are approximate.

8.  Term and Termination.

       8.1  Term. The "Term" of this Agreement and the license granted hereunder
            ----
shall be one (1) year for an annual subscription or as described in Schedule A or the applicable 2Bridge Order Form, and shall commence on the Effective Date. Unless terminated as set forth in Section 8.2, the Term shall automatically renew for one or more successive terms of one (1) year on a annual subscription or for such periods as are described in Schedule A, each upon the expiration of the then-current Term.

       8.2  Termination.  Either party may terminate this Agreement in the event
            -----------
of a material breach by the other party that is not cured within thirty (30) days of the nonbreaching party giving written notice of the breach and its intent to terminate if uncured; provided that the cure period for payment obligations shall be ten (10) days. Additionally, Subscriber may terminate this Agreement upon the expiration of the then-current Term, upon sixty (60) days advance written notice to 2Bridge.

       8.3  Effect of Termination.  Upon termination, Subscriber must, within
            ---------------------
thirty (30) days of such termination, erase the Software, and all portions thereof, from all computer memories and storage devices within Subscriber's possession or control, and represent in writing to 2Bridge that it has done so. Termination of this Agreement or any license shall not limit either party from pursuing any other remedies available to it, including injunctive relief, nor shall such termination relieve the Subscriber's obligation to pay all fees that accrued prior to such termination. Sections 2.4, 3.3, 5.4, 6, 8.3, 9, and 10 shall survive any expiration or termination of this Agreement.

9.  Nondisclosure Obligations.

       9.1  Confidential Information.  By virtue of this Agreement, each party
            ------------------------
may have access to information that is confidential to the other party ("Confidential Information"). Confidential Information shall be limited to the Software, Documentation, and information related thereto, all information clearly marked as confidential, and other terms as agreed by the parties in writing.

       9.2  Exceptions. A party's Confidential Information shall not include
            ----------
information which: (i) is or becomes a part of the public domain through no act or omission of the receiving party; or (ii) was in the other party's lawful possession prior to the disclosure and had not been obtained by the receiving party either directly or indirectly from the disclosing party; (iii) is lawfully disclosed to the receiving party by a third party without restriction on disclosure, or (iv) is independently developed by the receiving party without reference to the disclosing party's Confidential Information. Results of benchmark tests run by the Subscriber may not be disclosed absent 2Bridge's prior written consent which may be withheld in 2Bridge's sole discretion.

       9.3  Nondisclosure.  The parties agree, both during the term of this
            -------------
Agreement and for a period of five (5) years after termination hereof, to hold each other's Confidential Information in confidence. The parties agree not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than the implementation of this Agreement without the other party's prior written consent. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the provisions of this Agreement.

10.  Miscellaneous.

       10.1  Export Controls.  User may not export or re-export the Software or
             ---------------
any underlying information or technology without the prior written consent of 2Bridge. Any such export or re-export shall be in full compliance with all United States and other applicable laws and regulations, including, without limitation, all United States Department of Commerce and export laws. Subscriber hereby represents and warrants that no Authorized User is located in, under control of, or a national or resident of any country to which the export of the Software is prohibited.

       10.2  Governing Law; Jurisdiction.  This Agreement will be interpreted
             ---------------------------
and construed in accordance with the laws of the State of California and the United States of America, without regard to conflict of law principles or the United Nations Convention on Contracts for the International Sale of Goods. For any disputes arising out of this Agreement, the parties consent to the personal and exclusive jurisdiction of, and venue in, the state or federal court of San Francisco County, California.

       10.3  Assignment.  This Agreement shall be binding upon and inure to the
             ----------
benefit of 2Bridge's and Subscriber's successors and assigns. However, neither this Agreement, nor any part of the Software may be assigned, sublicensed, sold, mortgaged, pledged, or otherwise transferred by Subscriber, whether by operation of law or otherwise, without the prior written consent of 2Bridge. Any attempted assignment in violation of this Section 10.3 shall be null and void.

       10.4  Agreement Binding on Authorized Users.  Subscriber represents that
             -------------------------------------
it has the power and authority to bind all Authorized Users to the terms and conditions of this Agreement. Any act by an Authorized User that would constitute a breach of this Agreement shall be deemed a breach by Subscriber.

       10.5  Entire Agreement. This Agreement constitutes the entire agreement
             ----------------
of the parties on the subject matter and supersedes all prior agreements and understandings. All amendments must be in writing signed by both parties. No waiver of any breach of the Agreement shall constitute a waiver of a subsequent breach. If any provision of this Agreement is held invalid or unenforceable by an agency of competent jurisdiction, the remaining provisions shall nevertheless remain valid.

       10.6  Force Majeure.  Except for payment obligations, neither party shall
             -------------
be liable for any delay or failure to perform as required by this Agreement as a result of any causes or conditions beyond such party's reasonable control, including without limitation, acts of God, acts of sabotage, power outages, or network failure.

       10.7  Independent Contractors.  The parties to this Agreement are
             -----------------------
independent contractors. This Agreement shall not be interpreted or construed to create any association, joint venture or partnership between the parties. Each party shall bear its own costs and expenses in performing this Agreement.

                                   SCHEDULE A
                               2BRIDGE ORDER FORM

                  [Insert applicable prices and other terms.]



_______________________________________________________________________________
2Bridge Software, 221 Main Street, Suite 800, San Francisco, CA  94105

Subscriber Name and Address:
                            ------------------------------------------------
License Agreement No.:
                      ------------------------------------------------------
If Tax Exempt, Number (attach certificate):  N/A
                                             -------------------------------
Installation/Service Site Location (if different from above):
                                                             ---------------

----------------------------------------------------------------------------
Installation/Service Site I.D. No.:
                                   -----------------------------------------
Subscriber Technical Contact Person:                   Phone:
                                    ----------------------------------------
Subscriber Billing Address (if different from above):  same
                                                     -----------------------

Subscriber Billing Contact Person (if different from above):
                                                            ----------------
Phone:
      ----------------------------------------------------------------------
Subscriber P.O. No. (if required):
                                  ------------------------------------------

                                                                                       Initial Invoice
  2Bridge SKU                                                            Maximum        Amount (Net of
     Number       Software or Services   Operating System    Database     Users            Taxes)
----------------------------------------------------------------------------------------------------------
                  2Share Twelve Month    [fill-in]         [fill-in]    [fill-in]         [fill-in]
                      Subscription
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  Professional Services  N/A               N/A          N/A               [fill-in]
----------------------------------------------------------------------------------------------------------

Effective Date of this Order: ________________

[ ]  Annual Subscription: Twelve equal payments in the amount of ______ per month
____________________________________________________________________________________
 (See Reverse Side for a detailed description of each Pay Option and for additional important provisions.)

2Bridge:                                  Subscriber:

By:                                       By:
   ----------------------------------        ---------------------------------
   (Authorized Signature)                    (Authorized Signature)

-------------------------------------     ------------------------------------
Name of Person Signing                    Name of Person Signing


-------------------------------------     ------------------------------------
Title                                     Title

Date:                                     Date:
     --------------------------------          -------------------------------

PAY OPTION PLAN DESCRIPTIONS

     Annual Subscription: Twelve equal monthly payments for a one-year term license, inclusive of maintenance for the one-year period. Thereafter, the license will be renewed on the same terms and conditions, but subject to the then prevailing Annual Subscription fee. In the event that Subscriber or 2Bridge elects not to renew the Annual Subscription license, Subscriber agrees to return all material and cease all usage of any Software.


TERMS, RENEWALS AND TERMINATION

     The "Term" of this agreement shall be one (1) year, as described in Schedule A, and shall commence on the Effective Date. Unless terminated as set forth in Section 8.2, the Term shall automatically renew for one or more successive terms of one (1) year on a yearly subscription or otherwise specified in Exhibit A, each upon the expiration of the then-current Term.

CLIENT SERVICES

     All of the terms and conditions contained in the Subscription Agreement referred to in this Order Form shall apply to the Software or Services ordered hereunder. All programs, documentation, reports, techniques, designs and other materials prepared or created by 2Bridge shall remain the property of 2Bridge and shall not constitute work made for hire under the Copyright Act. The fees set forth in this 2Bridge Order Form for Software and Services, as more fully set forth in the attached description(s), do not include out-of-pocket expenses (such as transportation, lodging, meal per diem, and other expenses) incurred by 2Bridge while providing any Services ordered, which expenses will be charged to the Subscriber from time to time or upon completion of the ordered Services. If performance of the Services or delivery of Software is delayed due to Subscriber's failure to provide required computer access or personnel or similar reasons Subscriber shall pay 2Bridge's then prevailing daily charge, plus reimbursement of all such out-of-pocket expenses, for each additional day for each person assigned by 2Bridge to provide the Services. Subscriber shall review the Services on a continuous basis, and if all or any part of the Services is not acceptable to Subscriber, Subscriber shall notify 2Bridge, in writing, within ten (10) days following completion of all or such part of the Services by 2Bridge. Such notice shall specify the reason or reasons the work has been deemed unacceptable. Upon any such notice, 2Bridge shall modify its performance of the Services so as to make them reasonably acceptable to Subscriber. The passage of the ten (10) days following completion of all or a part of the Services without written notice of non-acceptance, or the use by Subscriber of any Software employing of all or of a part of the Services in any productive mode, shall constitute acceptance by Subscriber of such Services.

REFERENCED LICENSE AGREEMENT

     The terms and conditions of the License Agreement or prior 2Bridge Order Form, as the case may be, referenced by this 2Bridge Order Form shall apply to this 2Bridge Order Form. If any provision of the License Agreement or prior 2Bridge Order Form, as the case may be, shall contradict any provision of this 2Bridge Order Form, the provisions of this 2Bridge Order Form shall apply with respect to the Software described herein.

NOTICES

     All notices which either party hereto is required or may desire to give the other party hereto shall be given by addressing the communication to the address set forth in this 2Bridge Order Form, and may be given by certified or registered mail. Such notices shall be deemed given on the date of receipt (or refusal) of delivery.